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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


          Date of Report (Date of earliest event reported) May 27, 2003
                                                           ------------


                          COASTAL FINANCIAL CORPORATION
                          -----------------------------
             (Exact name of registrant as specified in its charter)


      Delaware                      0-19684               57-0925911
      --------                    -----------            ------------
(State or other jurisdiction      (Commission            (IRS Employer
of incorporation)                 File Number)           Identification No.)


               2619 Oak Street, Myrtle Beach, South Carolina 29577
               ---------------------------------------------------
                    (Address of principal executive offices)


                                 (843) 205-2000
                                 --------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)




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ITEM 5.     OTHER EVENTS
            ------------

      On May 27, 2003, the Board of Directors of Coastal  Financial  Corporation
(the "Company") declared a 10% stock dividend on the Company's outstanding shares of common stock, payable on June 24, 2003 to shareholders of record as of the close of business on June 10, 2003.

      A copy of the Company's press release dated May 27, 2003 announcing the stock dividend is attached hereto as Exhibit 99.1 and incorporated herein by reference.


ITEM 7.     FINANCIAL STATEMENTS AND OTHER EXHIBITS
            ---------------------------------------

            Exhibit 99.1            Press Release Dated May 27, 2003




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                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COASTAL FINANCIAL CORPORATION



Dated:  May 28, 2003                   By: /s/ Michael C. Gerald
                                           -------------------------------------
                                           Michael C. Gerald
                                           President and Chief Executive Officer




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                                  EXHIBIT 99.1

                        PRESS RELEASE DATED MAY 27, 2003